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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 30, 2002


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


                  Ohio                        1-8519             31-1056105
     (State or other jurisdiction  (Commission File Number)    (IRS Employer
           of incorporation)                                 Identification No.)


         201 East Fourth Street
            Cincinnati, Ohio                                       45202
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900
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FORM 8-K                                                          BROADWING INC.


ITEM 5. OTHER EVENT.

         On October 29, 2002 Broadwing Inc. (NYSE: BRW) appointed Robert Shingler as President of Broadwing Communications Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)

             (i) Exhibit 99(i) - Press Release of Broadwing Inc. dated October 29, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BROADWING INC.


                                     By: /s/ JEFFREY C. SMITH
                                         ---------------------------------------
                                         Jeffrey C. Smith
                                         Chief Human Resources Officer,
                                         General Counsel and Corporate Secretary


Date: October 30, 2002